UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 9, 2009
AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-14303	36-3161171

(Commission File Number)	(I.R.S. Employer Identification Number)

One Dauch Drive, Detroit, Michigan	48211-1198

(Address of principal executive offices)	(zip code)
(313) 758-2000

Registrant’s telephone number, including area code
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8—K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a—12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act (17 CFR 240.14d—2(b))
☐     Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act (17 CFR 240.13e—4(c))

SECTION 8 — Other Events
Item 8.01. Other Events
Equity Offering
     On December 9, 2009, American Axle & Manufacturing Holdings, Inc. (“Holdings”) announced that it had agreed to sell 14,000,000 shares of its common stock, par value $0.01 per share (“Common Stock”), in a public offering at a price to the public of $7.20 per share for total gross proceeds of approximately $100.8 million. Holdings also granted to the underwriters for the offering a 30-day option to purchase up to 2,100,000 additional shares of common stock to cover over-allotments. This offering was made pursuant to an underwriting agreement (the “Underwriting Agreement”) dated December 9, 2009 with J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of themselves and the other underwriters named therein. The issuance of the Common Stock is expected to close on December 15, 2009.
     The Offering was made pursuant to AAM’s existing shelf registration statement on Form S-3 (Registration No. 333-162550).
     The Underwriting Agreement has been filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference into this Report and the Registration Statement.
Notes Offering
     On December 10, 2009, Axle & Manufacturing, Inc. (“AAM”), a wholly-owned subsidiary of Holdings, announced that it had agreed to sell $425 million aggregate principal amount of 9.25% Senior Secured Notes due 2017 (“Senior Secured Notes”) at an issue price of 98.715% in an offering exempt from the registration requirements of the Securities Act of 1933 (“Securities Act”), as amended. The issuance of the notes is expected to close on December 18, 2009, subject to customary closing conditions.
     AAM issued a press release announcing the pricing of the Senior Secured Notes offering on December 10, 2009. In accordance with Rule 135c(d) under the Securities Act, a copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.
SECTION 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 9, 2009, among American Axle & Manufacturing Holdings, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

99.1	Press Release Announcing the Pricing of the Senior Secured Notes, dated December 10, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
By:	/s/ Michael K. Simonte
	Name:	Michael K. Simonte
	Title:	Executive Vice President — Finance & Chief Financial Officer (also in capacity of Chief Accounting Officer)

Dated: December 14, 2009

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 9, 2009, among American Axle & Manufacturing Holdings, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

99.1	Press Release Announcing the Pricing of the Senior Secured Notes, dated December 10, 2009.